                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): September 7, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)



          Nevada                     000-32741                   84-1394211
 -------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)



 13-01 Pollitt Drive, Fair Lawn, NJ                                  07410
--------------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
        -----------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On September 7, 2006, the Board of Directors of Vyteris Holdings (Nevada), Inc., elected Dr. Gregory B. Lawless as an outside director, to fill an open seat on the board. Dr. Lawless is the Managing Partner of Collins Mabry & Co., a strategic advisory firm for the life sciences industry, since 1998. From 1992 to 1998, Dr. Lawless served as President and Chief Executive Officer of Cygnus, Inc., a medical diagnostics company, and from 1989 to 1992, was President and Chief Operating Officer of Chiron Corporation, a biotechnology company. Dr. Lawless received his B.S. in pharmacy from Fordham University, his M.S. in analytical chemistry from St. John's University and his Ph.D. in physical organic chemistry from Temple University.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VYTERIS HOLDINGS (NEVADA), INC.



                          By: /s/ Patrick McKiernan
                              --------------------------------------------------
                              Name:  Patrick McKiernan
                              Title: Vice President of Operations and Principal
                                     Accounting Officer



Dated:  September 13, 2006